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                                                                   Exhibit 10.25
                             STOCK PLEDGE AGREEMENT


        THIS STOCK PLEDGE AGREEMENT dated as of July 30, 1999 (the "Pledge Agreement") among THE CRONOS GROUP, a Luxembourg societe anonyme (the "Pledgor," or the "Guarantor," as applicable), as owner of all of the outstanding capital stock in Cronos Finance (Bermuda) Limited, and MEESPIERSON N.V., as agent (the "Agent") on behalf of itself and First Union National Bank ("FUNB"; collectively with MeesPierson N.V., the "Noteholders," or the "Lenders," as applicable).

                                    RECITALS

        WHEREAS, the Pledgor is the sole shareholder of Cronos Holdings Investments (US) Inc., a company organized and existing under the laws of the State of Delaware ("CHI");

        WHEREAS, Cronos Finance (Bermuda) Limited (the "Issuer"), Agent and Lenders have entered into a certain Loan Agreement, dated as of July 30, 1999 (the "Loan Agreement"), pursuant to which the Issuer issued notes (the "Notes") to the Noteholders;

        WHEREAS, in consideration of the agreement of the Noteholders to purchase the Notes, Guarantor will pursuant to the Guaranty, dated as of July 30, 1999 (the "Guaranty"), guarantee the obligations of the Issuer, under the Notes, the Loan Agreement and the other Transaction Documents and the performance of the obligations of the Sellers, the Administrator and the Manager under the Transaction Documents, up to a maximum amount of $10,000,000;

        WHEREAS, to secure the obligations of the Pledgor under the Guaranty (the "Pledgor Obligations"), the Pledgor has agreed to pledge all of its interest as a shareholder of CHI to the Agent and all such interest represented by the stock certificate listed on attached Schedule A (the "Pledged Shares");

        NOW, THEREFORE, in consideration of the foregoing recitals and of the agreements contained herein and other good consideration, the receipt and adequacy is hereby acknowledged, and intending to be legally bound, the parties hereto do hereby agree as follows:

        Section 1. Definitions. Capitalized terms used but not otherwise defined in this Pledge Agreement shall have the meanings specified therefor in the Loan Agreement or, if such terms are not defined therein, as defined in the Guaranty.

        Section 2. Pledge of Stock and Grant of Security Interest. As security for the full and complete performance of all of the Pledgor Obligations, the Pledgor hereby delivers, pledges



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and assigns to the Agent on behalf of the Noteholders, and grants in favor of the Agent on behalf of the Noteholders, a first priority security interest in all of the Pledgor's right, title and interest in and to (i) the Pledged Shares,
(ii) all of the Pledgor's rights and privileges with respect to the Pledged Shares and (iii) all proceeds, income and profits thereof and all property received in exchange thereof or in substitution therefor (all of the foregoing collectively, the "CHI Share Collateral").

        Section 3. Stock Dividends, Options, or Other Adjustments. Until the date on which (i) the Outstanding Obligations are indefeasibly paid in full and
(ii) the Guaranteed Obligations are indefeasibly paid in full, if required (the "Expiration Date"), the Pledgor, shall deliver, as CHI Share Collateral, to the Agent, any and all additional shares of stock or any other property of any kind distributable on or by reason of the CHI Share Collateral, whether in the form of or by way of stock dividends, warrants, total or partial liquidation, conversion, prepayments, redemptions or otherwise, with the sole exception of cash dividends. If any additional shares of capital stock, instruments, or other property, a security interest in which can only be perfected by possession by the Agent, which are distributable on or by reason of the CHI Share Collateral pledged hereunder, shall come into the possession or control of the Pledgor, the Pledgor shall forthwith transfer and deliver such property to the Agent, as CHI Share Collateral hereunder.

        Section 4. Delivery of Share Certificates; Stock Powers. Simultaneously with the delivery of this Pledge Agreement, the Pledgor shall deliver to the Agent all instruments and stock certificates representing the CHI Share Collateral, together with stock powers duly executed in blank by the Pledgor. The Pledgor shall promptly deliver to the Agent, or cause CHI or any other entity issuing the CHI Share Collateral to deliver directly to the Agent, share certificates or other instruments representing any CHI Share Collateral acquired or received after the date of this Pledge Agreement with a stock or bond power duly executed by the Pledgor. If at any time either the Agent or the Noteholders notifies the Pledgor that it requires additional stock powers endorsed in blank, the Pledgor shall promptly execute in blank and deliver the requested power to the requesting party.

        Section 5. Power of Attorney. The Pledgor hereby irrevocably appoints the Agent with full power of substitution and revocation, as the Pledgor's true and lawful attorney-in-fact, with the power, after the occurrence of an "Event of Default" under and as defined in the Loan Agreement, to the fullest extent permitted by law, to affix to any certificates and documents representing the CHI Share Collateral the stock or bond powers delivered with respect thereto, and to transfer or cause the transfer of the CHI Share Collateral, or any part thereof, on the books of CHI or other entity issuing such CHI Share Collateral, to the name of the Agent or the Noteholders or any nominee, and thereafter to exercise with respect to such CHI Share Collateral, all the rights, powers and remedies of an owner. The power of attorney granted pursuant to this Pledge Agreement and all authority hereby conferred are granted and conferred solely to protect the Noteholders' respective interests in the CHI Share Collateral and shall not impose any duty upon the Agent or the Noteholders to exercise any power. This power of attorney shall be irrevocable as one coupled with an interest until the Expiration Date.



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        Section 6. Inducing Representations of the Pledgor. The Pledgor
represents and warrants to the Noteholders that:

        (a) The Pledged Shares are validly issued, fully paid for and nonassessable.

        (b) The Pledged Shares represent all of the issued and outstanding capital stock of CHI.

        (c) The Pledgor is the sole legal and beneficial owner of, and has good and marketable title to, the Pledged Shares, free and clear of all pledges, liens, security interests and other encumbrances other than the security interest created by this Pledge Agreement, and the Pledgor has the unqualified right and authority to execute and perform this Pledge Agreement.

        (d) No options, warrants or other agreements with respect to the CHI Share Collateral are outstanding.

        (e) Any consent, approval or authorization of or designation or filing with any authority on the part of the Pledgor which is required in connection with the pledge and security interest granted under this Pledge Agreement has been obtained or effected.

        (f) Neither the execution and delivery of this Pledge Agreement by the Pledgor, the consummation of the transaction contemplated hereby nor the satisfaction of the terms and conditions of this Pledge Agreement:

                (i) conflicts with or results in any breach or violation of any provision of the articles of incorporation or bylaws of the Pledgor or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Pledgor or any of its properties, including regulations issued by an administrative agency or other Governmental Authority having supervisory powers over the Pledgor;

                (ii) conflicts with, constitutes a default (or an event which with the giving of notice or the passage of time, or both, would constitute a default) by the Pledgor under, or a breach of or contravenes any provision of, the Loan Agreement and any Transaction Documents, any loan agreement, mortgage, indenture or other agreement or instrument to which the Pledgor or any of its Subsidiaries is a party or by which it or any of their properties is or may be bound or affected; or

                (iii) results in or requires the creation of any Lien upon or in respect of any of the Pledgor's assets except the Lien created by this Pledge Agreement.

        (g) Upon the Pledgor's delivery of the Pledged Shares to the Agent, the Agent, on behalf of the Noteholders, will have a valid, perfected first priority Lien on the CHI Share


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Collateral, enforceable as such against all creditors of the Pledgor and against all Persons purporting to purchase any of the CHI Share Collateral from the Pledgor.

        Section 7. Obligations of the Pledgor. The Pledgor further represents, warrants and covenants to the Noteholders that:

        (a) The Pledgor will not sell, transfer or convey any interest in, or suffer or permit any Lien or encumbrance to be created upon or with respect to, any of the CHI Share Collateral (other than as created under this Pledge Agreement) during the term of this Pledge Agreement.

        (b) The Pledgor will, at its own expense, at any time and from time to time at the reasonable request of the Agent or the Noteholders, do, make, procure, execute and deliver all acts, things, writings, assurances and other documents as may be proposed by the Agent or the Noteholders to preserve, establish, demonstrate or enforce the Agent's rights, interests and remedies as created by, provided in, or emanating from this Pledge Agreement.

        (c) The Pledgor will not take any action which would cause CHI to issue any other capital stock, without the prior written consent of the Noteholders. Any such issuance shall be subject to this Pledge Agreement.

        (d) The Pledgor will not consent to any amendment to the articles of incorporation of CHI without the prior written consent of the Noteholders.

        Section 8. Dividends. The Pledgor agrees that it shall not cause CHI to declare or make (i) payment of any dividend or other distribution on any shares of its capital stock, or (ii) any payment on account of the purchase, redemption, retirement or acquisition of any option, warrant or other right to acquire shares of its capital stock, unless (in each case) at the time of such declaration or payment (and after giving effect thereto) no amount payable by CHI or Pledgor under any Transaction Document is then due and owing but unpaid.

        Section 9. Voting Proxy. The Pledgor hereby grants to the Agent on behalf of the Noteholders an irrevocable proxy to vote the Pledged Shares with respect to the matters relating to insolvency which proxy shall continue until the Expiration Date. The Pledgor represents and warrants that it has directed CHI to reflect the Agent's right to vote the Pledged Shares, on behalf of the Noteholders, on CHI's books. Upon the request of the Agent or the Noteholders, the Pledgor shall deliver to the Agent such further evidence of such irrevocable proxy or such further irrevocable proxy to vote the Pledged Shares as the Agent or the Noteholders may reasonably request. The Agent shall exercise all such rights to vote the Pledged Shares granted hereunder in accordance with the written directions given by the Noteholders or in the Agent's discretion on behalf of the Noteholders.

        Section 10. Rights of the Agent and the Noteholders. At any time and without notice, the Agent or the Noteholders may, upon providing the Agent with the full amount necessary to carry out such direction, direct the Agent to discharge any taxes, liens, security interests or other



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encumbrances levied or placed on the CHI Share Collateral, pay for the maintenance and preservation of the CHI Share Collateral, or pay for insurance on the CHI Share Collateral; the amount of such payments, plus any and all fees, costs and expenses of the Agent and the Noteholders (including reasonable attorneys' fees and disbursements) in connection therewith, shall, at the option of the Agent or the Noteholders, as appropriate, be reimbursed by the Pledgor on demand, with interest thereon from the date paid at the overdue rate.

        Section 11. Remedies Upon Event of Default under the Loan Agreement.

        (a) Upon the occurrence of an "Event of Default" under and as defined in the Loan Agreement, Agent may, without notice to the Pledgor:

                (i) cause the CHI Share Collateral to be transferred to the Agent's name or the Noteholders' names or in the name of nominees of either and thereafter exercise as to such CHI Share Collateral all of the rights, powers and remedies of an owner;

                (ii) collect by legal proceedings or otherwise all dividends, interest, principal payments, capital distributions and other sums now or hereafter payable on account of the CHI Share Collateral, and hold all such sums as part of the CHI Share Collateral, or apply such sums to the payment of the Pledgor Obligations in such manner and order as Agent may decide, in their sole discretion; or

                (iii) enter into any extension, subordination, reorganization, deposit, merger, or consolidation agreement, or any other agreement relating to or affecting the CHI Share Collateral, and in connection therewith deposit or surrender control of the CHI Share Collateral thereunder, and accept other property in exchange therefor and hold and apply such property or money so received in accordance with the provisions hereof.

        (b) In addition to all the rights and remedies of a secured party under the Uniform Commercial Code, the Agent shall have the right, and without demand of performance or other demand, advertisement or notice of any kind, except as specified below, to or upon the Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), to proceed forthwith, to collect, receive, appropriate and realize upon the CHI Share Collateral, or any part thereof and to proceed forthwith to sell, assign, give an option or options to purchase, contract to sell, or otherwise dispose of and deliver the CHI Share Collateral or any part thereof in one or more parcels in accordance with applicable securities laws and in a manner designed to ensure that such sale will not result in a distribution of the Pledged Shares in violation of Section 5 of the Securities Act of 1933, as amended (the "Securities Act") or any other applicable law and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the CHI Share Collateral shall be required to purchase any securities constituting the CHI Share Collateral solely for investment and without any intention to make a distribution thereof) as the Agent, in its sole and absolute discretion, deems appropriate without any



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liability for any loss due to a decrease in the market value of the CHI Share
Collateral during the period held. If any notification of intended disposition of the CHI Share Collateral is required by law, such notification shall be deemed reasonable and properly given if mailed to the Pledgor, postage prepaid, at least five (5) days before any such disposition at the address indicated in
Section 21 below. Any disposition of the CHI Share Collateral or any part thereof may be for cash or on credit or for future delivery without assumption of any credit risk, with the right of the Agent on behalf of the Noteholders to purchase all or any part of the CHI Share Collateral so sold at any such sale or sales, public or private, free of any equity or right of redemption in the Pledgor, which right of equity is, to the extent permitted by applicable law, hereby expressly waived or released by the Pledgor.

        (c) The Agent, in its sole and absolute discretion, may elect to obtain the advice of any independent nationally known investment banking firm, which is a member firm of the New York Stock Exchange, with respect to the method and manner of sale or other disposition of any of the CHI Share Collateral, the best price reasonably obtainable therefor, the consideration of cash and/or credit terms, or any other details concerning such sale or disposition; costs and expenses of obtaining such advice shall be for the account of the Noteholders. The Agent, in its sole and absolute discretion, may elect to sell, the CHI Share Collateral on any credit terms which it deems reasonable; the out-of-pocket costs and expenses of such sale shall be for the account of the Noteholders.

        (d) The Pledgor recognizes that it may not be feasible to effect a public sale of all or a part of the CHI Share Collateral by reason of certain prohibitions contained in the Securities Act, and that it may be necessary to sell privately to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the CHI Share Collateral for their own account, for investment and not with a view for the distribution or resale thereof. The Pledgor agrees that private sales may be at prices and other terms less favorable to the seller than if the CHI Share Collateral were sold at public sale, and that neither the Agent nor the Noteholders have any obligation to delay the sale of any CHI Share Collateral for the period of time necessary to permit the registration of the CHI Share Collateral for public sale under the Securities Act. The Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

        (e) If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority shall be necessary to effectuate any sale or other disposition of the CHI Share Collateral, or any partial disposition of the CHI Share Collateral, the Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its reasonably best efforts to secure the same.

        (f) Upon any sale or other disposition, the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the CHI Share Collateral so sold or disposed of. Each purchaser at any such sale or other disposition (including the Noteholders) shall hold the CHI Share Collateral free from any claim or right of whatever kind, including any equity or right of redemption



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of the Pledgor. The Pledgor specifically waives, to the extent permitted by applicable law, all rights of redemption, stay or appraisal which it may have under any rule of law or statute now existing or hereafter adopted.

        (g) Neither the Agent nor the Noteholders shall be obligated to make any sale or other disposition of the CHI Share Collateral, unless the terms thereof shall be satisfactory to the Noteholders. The Agent may, without notice or publication, adjourn any private or public sale, and, upon five (5) days prior notice to the Pledgor, hold such sale at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the CHI Share Collateral on credit or future delivery, the CHI Share Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the CHI Share Collateral or any portion thereof so sold and, in case of any such failure, such CHI Share Collateral may again be sold as herein provided.

        (h) All of the rights and remedies granted to the Agent and the Noteholders, including but not limited to the foregoing, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as the Agent may deem expedient.

        Section 12. Limitation on Liability.

        (a) Neither the Agent nor the Noteholders, nor any of their respective directors, officers or employees, shall be liable to the Pledgor or to CHI for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except that the Agent and the Noteholders shall each be liable for its own gross negligence, bad faith or willful misconduct.

        (b) The Agent shall incur no liability to the Noteholders except for the Agent's negligence or willful misconduct in carrying out its duties hereunder.

        (c) The Agent shall be protected and shall incur no liability to any party in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document the Agent reasonably believes to be genuine and to have been duly executed by the appropriate signatory, and (absent actual knowledge to the contrary) the Agent shall not be required to make any independent investigation with respect thereto. The Agent shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder.

        (d) The Agent may consult with qualified counsel, financial advisors or accountants and shall not be liable for any action taken or omitted to be taken by it hereunder in good faith and in accordance with the written advice of such counsel, financial advisors or accountants.

        (e) The Agent shall not be under any obligation to exercise any of the rights, powers or duties vested in it by this Pledge Agreement unless it shall have received reasonable



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security or indemnity satisfactory to the Agent against the costs, expenses and liabilities which it might incur (the unsecured indemnity of a Rated Institutional Noteholder being deemed sufficient for such purpose).


        Section 13. Performance of Duties. The Agent shall have no duties or responsibilities except those expressly set forth in this Pledge Agreement and the Transaction Documents or as directed by the Noteholders in accordance with this Pledge Agreement or the Transaction Documents.

        Section 14. Appointment of and Powers of Agent. The provisions of
Article IX of the Loan Agreement are hereby incorporated by reference.

        Section 15. Termination. This Pledge Agreement shall continue in full force and effect until the Expiration Date. Subject to any sale or other disposition by the Agent or the Noteholders of the CHI Share Collateral or any part thereof pursuant to and in accordance with this Pledge Agreement, the CHI Share Collateral shall be returned to the Pledgor on the Expiration Date.

        Section 16. Compensation and Reimbursement. The Pledgor agrees for the benefit of the Agent and the Noteholders and as part of the Pledgor Obligations to reimburse the Agent and the Noteholders upon its request for all reasonable expenses, disbursements and advances incurred or made by the Agent in accordance with any provision of, or carrying out its duties and obligations under, this Pledge Agreement (including the reasonable compensation and fees and the expenses and disbursements of its agents, any independent certified public accountants and independent counsel), except any expense, disbursement or advances as may be attributable to negligence, bad faith or willful misconduct on the part of the Agent.

        Section 17. Foreclosure Expenses of the Agent and the Noteholders. All expenses (including reasonable fees and disbursements of counsel) incurred by the Agent or the Noteholders in connection with any actual or attempted sale, exchange of, or any enforcement, collection, compromise or settlement respecting, this Pledge Agreement or the CHI Share Collateral, or any other action taken by the Agent hereunder whether directly or as attorney-in-fact pursuant to a power of attorney or other authorization herein conferred, for the purpose of satisfaction of the Pledgor Obligations shall be deemed an Obligation for all purposes of this Pledge Agreement and the Agent (with the consent of the Noteholders) and the Noteholders may apply the proceeds of the CHI Share Collateral to payment of or reimbursement of itself or themselves for such liability.

        Section 18. Notices. Any notice or other communication given hereunder shall be in writing and shall be sent by registered mail, postage prepaid, or personally delivered or telecopied to the recipient as follows:

        (a) To the Agent:

            MeesPierson N.V.



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            Coolsingle 93/P.O. Box 749
            3000 As Rotterdam
            The Netherlands
            Attention: Hans Hanegraaf
            Telecopy No.: 31 10 401 6343


        (b) To The Noteholders:

            MeesPierson N.V.
            Coolsingle 93/P.O. Box 749
            3000 As Rotterdam
            The Netherlands
            Attention: Hans Hanegraaf
            Telecopy No.: 31 10 401 6343

                 - and-

            First Union National Bank
            One First Union Center
            Charlotte, North Carolina 28288
            Attention:  Milton Anderson
            Telecopy No.: (704) 374-3254


        (c) To the Pledgor:

            The Cronos Group
            16 Allee Marconi
            L-2120 Luxembourg
            Attention: Chief Financial Officer
            Telecopy No: (352)653-147

            With a copy to Cronos Containers Ltd., Orchard Lea, Winkfield Lane, Winkfield, Windsor, Berkshire, SL4 4RU, United Kingdom

        (d) To CHI:

            Cronos Holdings Investments (US) Inc.
            444 Market Street
            San Francisco, California
            Attention: Secretary
            Telecopy No: 411 292 4720



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        Section 19.   General Provisions.

        (a) None of Agent, the Noteholders or their respective successors and assigns shall have any obligation in respect of the CHI Share Collateral, except, in the case of the Agent to use reasonable care in holding the CHI Share Collateral and to hold and dispose of the same in accordance with the terms of this Pledge Agreement.

        (b) The failure of the Agent or the Noteholders to exercise, or delay in exercising, any right, power or remedy hereunder, shall not operate as a waiver thereof, nor shall any single or partial exercise by the Agent or the Noteholders of any right, power or remedy hereunder preclude any other or future exercise thereof, or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law or any other agreement.

        (c) The representations, covenants and agreements of the Pledgor herein contained shall survive the date hereof.

        (d) Neither this Pledge Agreement nor the provisions hereof can be changed, waived or terminated orally. This Pledge Agreement may be amended only with the prior written consent of the Noteholders, the Pledgor and the Agent. This Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and assigns. If any provision of this Pledge Agreement shall be invalid or unenforceable in any respect or in any jurisdiction, the remaining provisions shall remain in full force and effect and shall be enforceable to the maximum extent permitted by law.

        (e) This Pledge Agreement may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute one instrument.

        (f) EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS PLEDGE AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER OR THEREUNDER. EACH OF THE PARTIES HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND
(II) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS PLEDGE AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY, BY AMONG OTHER THINGS, THIS WAIVER.

        (g) THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.



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        (h) THE PLEDGOR IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE UNITED
STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, ANY COURT IN THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS PLEDGE AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREUNDER OR THEREUNDER OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT OR ACTION OR PROCEEDING MAY BE HEARD OR DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS PLEDGE AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR THE SUBJECT MATTER HEREOF OR THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS. THE PLEDGOR IRREVOCABLY APPOINTS AND DESIGNATES CT CORPORATION SYSTEM, WHOSE ADDRESS IS 1633 BROADWAY, NEW YORK, NEW YORK, AS ITS TRUE AND LAWFUL ATTORNEY AND DULY AUTHORIZED AGENT FOR ACCEPTANCE OF SERVICE OF LEGAL PROCESS. THE PLEDGOR AGREES THAT SERVICE OF SUCH PROCESS UPON SUCH PERSON SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS UPON IT. NOTHING CONTAINED IN THIS PLEDGE AGREEMENT SHALL LIMIT OR AFFECT THE RIGHTS OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO START LEGAL PROCEEDINGS RELATED TO ANY OF THE TRANSACTION DOCUMENTS AGAINST THE PLEDGOR OR ITS RESPECTIVE PROPERTY IN THE COURTS OF ANY JURISDICTION.

        (i) The Agent, by the execution hereof, acknowledges receipt of the Pledged Shares on behalf of the Noteholders.

        Section 20. Waiver of Jury Trial. Pledgor hereby irrevocably waives its rights to a jury trial with respect to any action, claim or other proceeding arising out of any dispute in connection with this Issuer Pledge Agreement, any rights or obligations hereunder or thereunder or the performance of such rights and obligations.



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        Section 21. Waiver of Immunity. To the extent that any party hereto or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise from any legal actions, suits or proceedings, from set-off or counterclaim, from the jurisdiction or judgment of any competent court, from service of process, from execution of a judgment, from attachment prior to judgment, from attachment in aid of execution, or from execution prior to judgment, or other legal process in any jurisdiction, such party, for itself and its successors and assigns and its property, does hereby irrevocably and unconditionally waive, and agrees not to plead or claim, any such immunity with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Issuer Pledge Agreement, the other Transaction Documents or the subject matter hereof or thereof, subject, in each case, to the provisions of the Transaction Documents and mandatory requirements of applicable law.

        Section 22. Judgment Currency. This is an international financing transaction in accordance with which the specification of Dollars is of the essence, and Dollars shall be the currency of account in the case of all obligations under the Transaction Documents. The payment obligations of any Person under the Transaction Documents shall not be discharged by an amount paid in a currency, or in a place other than that specified with respect to such obligations, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on prompt conversion to Dollars and transfer to the specified place of payment under normal banking procedures does not yield the amount of Dollars, in such place, due under the governing Transaction Documents. In the event that any payment, whether pursuant to a judgment or otherwise, upon conversion and transfer does not result in payment of such amount of Dollars in the specified place of payment, the obligee of such payment shall have a separate cause of action against the party making the same for the additional amount necessary to yield the amount due and owing under such Transaction Documents. If, for the purpose of obtaining a judgment in any court with respect to any obligation of a party under any of the Transaction Documents or any of the agreements contemplated thereby, it shall be necessary to convert to any other currency any amount in Dollars due thereunder and a change shall occur between the rate of exchange applied in making such conversion and the rate of exchange prevailing on the date of payment of such judgment, the respective judgment debtor agrees to pay such additional amounts (if any) as may be necessary to insure that the amount paid on the date of payment is the amount in such other currency which, when converted into Dollars and transferred to New York, New York, in accordance with normal banking procedures will result in the amount then due under the respective Transaction Document in Dollars. Any amount due from the respective judgment debtor shall be due as a separate debt and shall not be affected by or merged into any judgment being obtained for any other sum due under or in respect of any Transaction Document. In no event, however, shall the respective judgment debtor be required to pay a larger amount in such other currency, at the rate of exchange in effect on the date of payment than the amount of Dollars stated to be due under the respective Transaction Document, so that in any event the obligations of the respective judgment debtor under the Transaction Document will be effectively maintained as Dollar obligations.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Pledge Agreement on the date first above written.

                                            THE CRONOS GROUP

                                            By: /s/ DENNIS TIETZ
                                               ---------------------------------
                                            Name: Dennis Tietz
                                                 -------------------------------
                                            Title: CEO
                                                  ------------------------------


                                            MEESPIERSON N.V., AS AGENT FOR
                                            NOTEHOLDERS

                                            By: /s/ J.G.H.M. HANEGRAAF
                                               ---------------------------------
                                            Name: J.G.H.M. Hanegraaf
                                                 -------------------------------
                                            Title: Senior Account Manager
                                                  ------------------------------


Acknowledged and Agreed:

FIRST UNION NATIONAL BANK

By: /s/ BILL A. SHIRLEY
   ---------------------------------
Name: Bill A. Shirley
     -------------------------------
Title: Senior Vice President
      ------------------------------


MEESPIERSON N.V.

By: /s/ J.G.H.M. HANEGRAAF
   ---------------------------------
Name: J.G.H.M. Hanegraaf
     -------------------------------
Title: Senior Account Manager
      ------------------------------




                                                   ISSUER STOCK PLEDGE AGREEMENT

                      SCHEDULE A TO STOCK PLEDGE AGREEMENT

                                 PLEDGED SHARES


Certificate No.5, 550 Shares of the ordinary shares of Cronos Holdings Investments (US) Inc.




                                       14